SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report - March 25, 1996


                                 MEDTRONIC, INC.
             (Exact name of registrant as specified in its charter)


                           Minnesota 1-7707 41-0793183
          (State or other Jurisdiction (Commission File (IRS Employer of incorporation) Number) Identification No.)




                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of principal executive offices and zip code)



                                 (612) 574-4000
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events

     On March 25, 1996, the registrant issued a press release announcing the signing of an agreement to acquire InStent Inc. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDTRONIC, INC.
                                                (Registrant)

Date: March 26, 1996                            By: /s/ William W. George
                                                William W. George, President and
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


 Exhibit No.                                Description

   99                                       Press release dated March 25, 1996